Exhibit 99.1

EA REPORTS FIRST QUARTER FISCAL 2007 RESULTS

Net Revenue up 13 Percent Driven by FIFA World Cup

NCAA Football Sell-Through Up More Than 10 Percent Year-Over-Year

REDWOOD CITY, CA – August 1, 2006 – Electronic Arts (NASDAQ: ERTS) today announced preliminary financial results for its first fiscal quarter ended June 30, 2006.

First Quarter Results

Net revenue for the first quarter was $413 million, up 13 percent as compared with $365 million for the prior year. Sales were driven primarily by 2006 FIFA World Cup™, Battlefield 2: Modern Combat™, Need for Speed™ Most Wanted, The Sims™ 2 and EA SPORTS™ Fight Night Round 3.

Gross profit for the quarter was $245 million up 14 percent year-over-year. This increase was more than offset by the expensing of stock-based compensation. The Company adopted Statement of Financial Accounting Standards (SFAS) No. 123R “Share-Based Payment” in the quarter.

Net loss for the quarter was $81 million as compared with $58 million for the prior year. Diluted loss per share was $0.26 as compared with $0.19.

Non-GAAP net loss was $38 million as compared with $55 million a year ago. Non-GAAP diluted loss per share was $0.12 as compared with $0.18. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Trailing twelve month operating cash flow was $589 million as compared with $669 million a year ago. The Company ended the quarter with cash, cash equivalents and marketable securities of $2.4 billion.

“We’re pleased to be the leading publisher on the Xbox 360,” said Larry Probst, Chairman and Chief Executive Officer. “We are on schedule with strong support for the launch of PlayStation 3 and we have increased our development efforts for the Nintendo DS and Wii.”

“We look forward to our slate of fall launches and the excitement surrounding next-generation software,” said Warren Jenson, Chief Financial and Administrative Officer. “While the risks of this technology transition remain very real – our franchises are well-positioned for the opportunities ahead.”

Highlights (comparisons are to the quarter ended June 30, 2005)

•	Net revenue: North America – up 14 percent to $209 million; Europe – up 17 percent to $169 million; Asia – down five percent to $35 million. Movements in foreign currency rates negatively impacted net revenue by $10 million, or three percent.

•	Cellular handset net revenue was $33 million – up $32 million.

•	2006 FIFA World Cup was the number one title in the UK and Germany across all platforms for the months of May and June.

•	SPORE™ won three Game Critic Awards at E3 – Best Original Game, Best PC Game and Best Simulation Game.

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•	Life-to-date, EA is the number one publisher on the Xbox 360™ video game and entertainment system in both North America and Europe.

•	EA extended its exclusive relationship with the PGA TOUR® and its non-exclusive licenses with the NHL® and NHL Players Association.

•	EA completed its acquisition of Mythic Entertainment, the critically acclaimed developer of massively multiplayer online games, in July.

Business Outlook

The following forward-looking statements, as well as those made above, reflect expectations as of August 1, 2006. Results may be materially different and are affected by many factors, such as: the timely release of next-generation hardware and the ability of console manufacturers to produce an adequate supply of consoles to meet demand, development delays on EA’s products, changes in foreign exchange rates, the overall global economy, the popular appeal of EA’s products, competition in the industry, EA’s effective tax rate and other factors detailed in this release and in EA’s annual and quarterly SEC filings. For example, EA’s expectations for the fiscal year ending March 31, 2007 are dependent on the successful launch of the PlayStation®3 computer entertainment system and the Wii™ in the 2006 holiday season.

Fiscal Second Quarter Expectations – Ending September 30, 2006

•	Net revenue is expected to be between $635 and $685 million.

•	GAAP diluted loss per share is expected to be between ($0.28) and ($0.22).

•	Non-GAAP diluted loss per share is expected to be roughly breakeven. Expected non-GAAP diluted loss per share excludes the following items from expected GAAP diluted loss per share: approximately $0.10 of estimated stock-based compensation, approximately $0.04 of amortization of intangible assets, approximately $0.02 of estimated restructuring charges related to the reorganization and establishment of an International Publishing Headquarters in Geneva and approximately $0.09 related to our acquisitions of Mythic Entertainment and Digital Illusions.

Fiscal Year Expectations – Ending March 31, 2007

•	Net revenue is expected to be between $2.8 and $3.0 billion.

•	GAAP diluted loss per share is expected to be between ($0.30) and breakeven.

•	Non-GAAP diluted earnings per share are expected to be between $0.35 and $0.65. Expected non-GAAP diluted earnings per share excludes the following items from expected GAAP diluted loss per share: approximately $0.31 of estimated stock-based compensation, approximately $0.15 of amortization of intangible assets, approximately $0.05 of estimated restructuring charges related to the reorganization and establishment of an International Publishing Headquarters in Geneva and approximately $0.14 related to our acquisitions of Mythic Entertainment and Digital Illusions.

Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures used by

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Electronic Arts include non-GAAP operating income (loss), non-GAAP net income (loss) and historical and estimated non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude the following items from the Company’s statement of operations:

•	Acquired in-process technology

•	Amortization of intangibles

•	Employee stock-based compensation

•	Restructuring charges

•	Certain litigation expense

•	Income tax adjustments (consisting of the income tax effect of the items listed above and one-time income tax adjustments)

In addition, Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Electronic Arts’ management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing the Company’s operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods. Electronic Arts further believes that where the adjustments used in calculating non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share are based on specific, identifiable charges that impact different line items in the Company’s statements of operations (including cost of goods sold, marketing and sales, general and administrative, research and development expense and income tax expense), it is useful for investors to understand how these specific line items are affected by these adjustments.

In the financial tables below, Electronic Arts has provided a reconciliation of the most comparable GAAP financial measure to each of the historical non-GAAP financial measures used in this press release.

Conference Call

Electronic Arts will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the first quarter of fiscal 2007 and to discuss its outlook for the future. During the course of the call, Electronic Arts may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (800) 500-0311, access code 220497, or a webcast: http://investor.ea.com.

A dial-in replay of the conference call will be provided until August 8, 2006 at (719) 457-0820, access code 220497. The webcast archive of the conference call will be available for one year at http://investor.ea.com.

Some statements set forth in this release, including the estimates under the heading “Business Outlook,” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-

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looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: the timely release of next-generation hardware; the availability of an adequate supply of current-generation and next-generation hardware units (including the Microsoft Xbox 360, Sony PlayStation 3 and Nintendo Wii); the Company’s ability to predict consumer preferences among competing hardware platforms; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to manage expenses during fiscal year 2007; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms and other factors described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2006. These forward-looking statements speak only as of August 1, 2006. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements, including those made under the “Business Outlook” heading. In addition, the financial results set forth in this release are estimates based on information currently available to Electronic Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2006. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended June 30, 2006.

About Electronic Arts

Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world’s leading interactive entertainment software company. Founded in 1982, the company develops, publishes, and distributes interactive software worldwide for videogame systems, personal computers, cellular handsets and the Internet. Electronic Arts markets its products under four brand names: EA SPORTS™, EA™, EA SPORTS BIG™ and POGO™. In fiscal 2006, EA posted revenue of $2.95 billion and had 27 titles that sold more than one million copies. EA’s homepage and online game site is www.ea.com. More information about EA’s products and full text of press releases can be found on the Internet at http://info.ea.com.

All trademarks are the property of their respective owners.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

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ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended June 30,
	2006	2005
Net revenue	$413	$365
Cost of goods sold	168	151

Gross profit	245	214

Operating expenses:
Marketing and sales	77	75
General and administrative	59	51
Research and development	216	183
Amortization of intangibles	6	1
Restructuring charges	6	—

Total operating expenses	364	310

Operating loss	(119)	(96)

Interest and other income, net	21	17

Loss before benefit from income taxes and minority interest	(98)	(79)
Benefit from income taxes	(17)	(23)

Loss before minority interest	(81)	(56)
Minority interest	—	(2)

Net loss	$(81)	$(58)

Loss per share:
Basic	$(0.26)	$(0.19)
Diluted	$(0.26)	$(0.19)

Number of shares used in computation:
Basic	306	308
Diluted	306	308

Non-GAAP Results (in millions, except per share data)

The following table reconciles the Company’s net loss and diluted loss per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net loss and non-GAAP loss per share. The Company’s non-GAAP net loss and non-GAAP loss per share exclude acquired in-process technology, amortization of intangibles, stock-based compensation, restructuring charges, and certain litigation expense. In addition, the Company’s non-GAAP net loss and non-GAAP loss per share also exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of one-time income tax adjustments.

	Three Months Ended June 30,
	2006	2005
Net loss	$(81)	$(58)
Acquired in-process technology	—	1
Amortization of intangibles	6	1
COGS amortization of intangibles	6	2
Stock-based compensation	37	—
Restructuring charges	6	—
Income tax adjustments	(12)	(1)

Non-GAAP net loss	$(38)	$(55)

Non-GAAP diluted loss per share	$(0.12)	$(0.18)
Number of shares used in non-GAAP diluted loss per share computation	306	308

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	June 30, 2006	March 31, 2006 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,231	$2,272
Marketable equity securities	166	160
Receivables, net of allowances of $184 million and $232 million, respectively	41	199
Inventories	59	61
Deferred income taxes	86	86
Other current assets	231	234

Total current assets	2,814	3,012

Property and equipment, net	418	392
Investment in affiliates	11	11
Goodwill	646	647
Other intangibles, net	220	232
Other assets	84	92

Total Assets	$4,193	$4,386

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$114	$163
Accrued and other liabilities	561	706

Total current liabilities	675	869

Deferred income taxes	18	29
Other liabilities	58	68

Total liabilities	751	966

Minority interest	13	12

Stockholders’ equity:
Common stock	3	3
Paid-in capital	1,159	1,081
Retained earnings	2,160	2,241
Accumulated other comprehensive income	107	83

Total stockholders’ equity	3,429	3,408

Total Liabilities, Minority Interest and Stockholders’ Equity	$4,193	$4,386

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended June 30,
	2006	2005
OPERATING ACTIVITIES
Net loss	$(81)	$(58)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	35	23
Stock-based compensation	37	—
Minority interest	—	2
Realized net losses on investments and sale of property and equipment	—	1
Tax benefit from exercise of stock options	—	5
Change in assets and liabilities:
Receivables, net	159	142
Inventories	3	1
Other assets	12	(12)
Accounts payable	(50)	(25)
Accrued and other liabilities	(153)	(110)

Net cash used in operating activities	(38)	(31)

INVESTING ACTIVITIES
Capital expenditures	(38)	(33)
Proceeds from sale of marketable equity securities	—	4
Proceeds from maturities and sales of short-term investments	196	134
Purchase of short-term investments	(149)	(138)
Acquisition of subsidiary, net of cash acquired	—	(3)
Other investing activities	2	(1)

Net cash provided by (used in) investing activities	11	(37)

FINANCING ACTIVITIES
Proceeds from sale of common stock through employee stock plans and other plans	37	19
Excess tax benefit from stock-based compensation	4	—
Repayment of note assumed in connection with acquisition	(14)	—
Repurchase and retirement of common stock	—	(337)

Net cash provided by (used in) financing activities	27	(318)

Effect of foreign exchange on cash and cash equivalents	6	(10)

Increase (decrease) in cash and cash equivalents	6	(396)
Beginning cash and cash equivalents	1,242	1,270

Ending cash and cash equivalents	1,248	874
Short-term investments	983	1,699

Ending cash, cash equivalents and short-term investments	$2,231	$2,573

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q1 FY06	Q2 FY06	Q3 FY06	Q4 FY06	Q1 FY07	YOY % Change
CONSOLIDATED FINANCIAL DATA
Net revenue	365	675	1,270	641	413	13%
Net revenue - trailing twelve months (“TTM”)	3,062	3,021	2,863	2,951	2,999	(2)%

Gross profit	214	391	768	397	245	14%
Gross margin - % of net revenue	59%	58%	60%	62%	59%
Gross profit - TTM	1,891	1,850	1,693	1,770	1,801	(5)%
Gross margin - TTM % of net revenue	62%	61%	59%	60%	60%

Operating income (loss)	(96)	49	347	25	(119)	(24)%
Operating income (loss) margin - % of net revenue	(26)%	7%	27%	4%	(29)%
Operating income - TTM	548	472	300	325	302	(45)%
Operating income margin - TTM % of net revenue	18%	16%	10%	11%	10%

Net income (loss)	(58)	51	259	(16)	(81)	(40)%
Diluted earnings (loss) per share	$(0.19)	$0.16	$0.83	$(0.05)	$(0.26)	(37)%
Net income (loss) - TTM	422	376	260	236	213	(50)%
Diluted earnings per share - TTM	$1.32	$1.17	$0.82	$0.75	$0.68	(48)%

Non-GAAP operating income (loss) (a)	(92)	54	359	58	(64)	30%
Non-GAAP operating income (loss) margin - % of net revenue	(25)%	8%	28%	9%	(15)%
Non-GAAP operating income - TTM (a)	599	528	352	378	407	(32)%
Non-GAAP operating income margin - TTM % of net revenue	20%	17%	12%	13%	14%

Non-GAAP net income (loss) (a)	(55)	46	268	43	(38)	31%
Non-GAAP diluted earnings (loss) per share (a)	$(0.18)	$0.15	$0.86	$0.14	$(0.12)	33%
Non-GAAP net income - TTM (a)	464	412	289	301	319	(31)%
Non-GAAP diluted earnings per share - TTM (a)	$1.45	$1.29	$0.92	$0.96	$1.03	(29)%

CASH FLOW DATA
Operating cash flow	(31)	12	278	337	(38)	(23)%
Operating cash flow - TTM	669	592	733	596	589	(12)%

Capital expenditures	33	23	31	36	38	15%
Capital expenditures - TTM	133	137	131	123	128	(4)%

BALANCE SHEET DATA
Cash, cash equivalents and short term investments	2,573	2,230	2,556	2,272	2,231	(13)%
Marketable equity securities	176	182	167	160	166	(6)%
Receivables, net	167	328	567	199	41	(75)%
Inventories	66	74	76	61	59	(11)%

STOCK-BASED COMPENSATION
Cost of goods sold	—	—	—	—	—
Marketing and sales	—	—	—	—	5
General and administrative	—	—	—	1	11
Research and development	—	1	—	1	21

Total Stock-Based Compensation	—	1	—	2	37

STOCK-BASED COMPENSATION - as a % of Net Revenue
Cost of goods sold	—	—	—	—	—
Marketing and sales	—	—	—	—	1%
General and administrative	—	—	—	—	3%
Research and development	—	—	—	—	5%

Total Stock-Based Compensation	—	—	—	—	9%

OTHER
Employees	6,365	6,608	6,819	7,175	7,116	12%
Diluted weighted-average shares	308	314	311	304	306

(a)	Please see Unaudited Reconciliation of GAAP to Non-GAAP Results on the following page.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s operating income (loss), net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP operating income (loss), non-GAP net income (loss), and non-GAAP earnings (loss) per share. The Company’s non-GAAP operating income (loss), net income (loss) and non-GAAP earnings (loss) per share exclude acquired in-process technology, amortization of intangibles, stock-based compensation, restructuring charges, and certain litigation expense. In addition, the Company’s non-GAAP net income (loss) and non-GAAP earnings (loss) per share also exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of one-time income tax adjustments.

	Q1 FY06	Q2 FY06	Q3 FY06	Q4 FY06	Q1 FY07	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS
GAAP operating income (loss)	$(96)	$49	$347	$25	$(119)	(24)%
Acquired-in-process technology	1	—	—	7	—
Amortization of intangibles	1	1	1	4	6
Certain litigation expense	—	1	—	(1)	—
COGS amortization of intangibles	2	2	2	4	6
Stock-based compensation	—	1	—	2	37
Restructuring charges	—	—	9	17	6

Non-GAAP operating income (loss)	$(92)	$54	$359	$58	$(64)	30%

Non-GAAP operating income (loss) margin - % of net revenue	(25)%	8%	28%	9%	(15)%

GAAP net income (loss)	$(58)	$51	$259	$(16)	$(81)	(40)%
Acquired-in-process technology	1	—	—	7	—
Amortization of intangibles	1	1	1	4	6
Certain litigation expense	—	1	—	(1)	—
COGS amortization of intangibles	2	2	2	4	6
Stock-based compensation	—	1	—	2	37
Restructuring charges	—	—	9	17	6
Income tax adjustments	(1)	(10)	(3)	26	(12)

Non-GAAP net income (loss)	$(55)	$46	$268	$43	$(38)	31%

Non-GAAP net income (loss) margin - % of net revenue	(15)%	7%	21%	7%	(9)%

GAAP diluted earnings (loss) per share	$(0.19)	$0.16	$0.83	$(0.05)	$(0.26)	(37)%
Non-GAAP diluted earnings (loss) per share	$(0.18)	$0.15	$0.86	$0.14	$(0.12)	33%
Shares used in non-GAAP diluted earnings (loss) per share computation	308	314	311	312	306

TRAILING TWELVE MONTH RECONCILIATION OF RESULTS
GAAP operating income	$548	$472	$300	$325	$302	(45)%
Acquired-in-process technology	15	15	5	8	7
Amortization of intangibles	3	4	4	7	12
Certain litigation expense	21	22	22	—	—
COGS amortization of intangibles	5	7	8	9	14
Stock-based compensation	6	7	3	3	40
Restructuring charges	1	1	10	26	32

Non-GAAP operating income	$599	$528	$352	$378	$407	(32)%

Non-GAAP operating income margin - % of net revenue	20%	17%	12%	13%	14%

GAAP net income	$422	$376	$260	$236	$213	(50)%
Acquired-in-process technology	14	14	4	8	7
Amortization of intangibles	4	4	4	7	12
Certain litigation expense	21	22	22	—	—
COGS amortization of intangibles	5	7	8	9	14
Stock-based compensation	6	7	3	3	40
Restructuring charges	1	1	10	26	32
Income tax adjustments	(9)	(19)	(22)	12	1

Non-GAAP net income	$464	$412	$289	$301	$319	(31)%

Non-GAAP net income margin - % of net revenue	15%	14%	10%	10%	11%

GAAP diluted earnings per share	$1.32	$1.17	$0.82	$0.75	$0.68	(48)%
Non-GAAP diluted earnings per share	$1.45	$1.29	$0.92	$0.96	$1.03	(29)%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q1 FY06	Q2 FY06	Q3 FY06	Q4 FY06	Q1 FY07	YOY % Change
GEOGRAPHIC REVENUE MIX
North America Revenue	184	443	618	340	209	14%
International Revenue	181	232	652	301	204	13%

Europe Revenue	144	191	577	262	169	17%
Asia Revenue	37	41	75	39	35	(5)%

Net Revenue	365	675	1,270	641	413	13%

GEOGRAPHIC REVENUE MIX - as a % of Net Revenue
North America Revenue	50%	66%	49%	53%	51%
International Revenue	50%	34%	51%	47%	49%

Europe Revenue	40%	28%	45%	41%	41%
Asia Revenue	10%	6%	6%	6%	8%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM REVENUE MIX
Sony PlayStation 2	117	304	495	211	99	(15)%
Xbox 360	—	—	76	64	61	N/M
Xbox	44	136	152	68	23	(48)%
Nintendo GameCube	22	27	69	17	11	(50)%
Other consoles	—	—	1	—	—	N/M

Total Consoles	183	467	793	360	194	6%

PC	74	91	148	104	66	(11)%

PSP	33	45	120	54	37	12%
Nintendo DS	12	8	36	11	8	(33)%
Game Boy Advance	6	7	35	8	7	17%
Cellular Handsets	1	2	1	15	33	N/M

Total Mobility	52	62	192	88	85	63%

Co-publishing and Distribution	30	32	99	52	42	40%

Subscription Services	15	14	16	17	16	7%
Licensing, Advertising & Other	11	9	22	20	10	(9)%

Total Internet Services, Licensing & Other	26	23	38	37	26	—

Net Revenue	365	675	1,270	641	413	13%

PLATFORM REVENUE MIX - as a % of Net Revenue
Sony PlayStation 2	32%	45%	39%	33%	24%
Xbox 360	—	—	6%	10%	15%
Xbox	12%	20%	12%	10%	5%
Nintendo GameCube	6%	4%	5%	3%	3%

Total Consoles	50%	69%	62%	56%	47%

PC	21%	14%	12%	16%	16%

PSP	9%	7%	9%	9%	9%
Nintendo DS	3%	1%	3%	2%	2%
Game Boy Advance	2%	1%	3%	1%	2%
Cellular Handsets	—	—	—	2%	8%

Total Mobility	14%	9%	15%	14%	21%

Co-publishing and Distribution	8%	5%	8%	8%	10%

Subscription Services	4%	2%	1%	3%	4%
Licensing, Advertising & Other	3%	1%	2%	3%	2%

Total Internet Services, Licensing & Other	7%	3%	3%	6%	6%

Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q1 FY06	Q2 FY06	Q3 FY06	Q4 FY06	Q1 FY07	YOY % Change
Platform SKU Release Mix
Sony PlayStation 2	3	9	8	8	2	(33)%
Xbox 360	—	—	5	2	2	N/M
Xbox	3	9	8	8	2	(33)%
Nintendo GameCube	2	6	5	1	1	(50)%

Total Consoles	8	24	26	19	7	(13)%

PC	2	6	7	7	5	150%

PSP	3	3	8	2	2	(33)%
Nintendo DS	2	2	5	1	1	(50)%
Game Boy Advance	1	2	3	—	1	—

Total Mobility	6	7	16	3	4	(33)%

Total SKUs	16	37	49	29	16	—

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q1 Fiscal 2007

Q1 Product Releases	Platform
• 2006 FIFA World Cup™	PlayStation®2
• NFL Head Coach	PlayStation 2
• 2006 FIFA World Cup	XBOX 360™
• Battlefield 2: Modern Combat™	XBOX 360
• 2006 FIFA World Cup	Xbox®
• NFL Head Coach	Xbox
• 2006 FIFA World Cup	Nintendo GameCube™
• 2006 FIFA World Cup	PC
• Battlefield 2: Armored Fury™	PC
• Battlefield 2™ Deluxe Edition	PC
• NFL Head Coach	PC
• The Sims™ 2 Family Fun Stuff	PC
• 2006 FIFA World Cup	PSP™
• From Russia With Love™	PSP
• 2006 FIFA World Cup	Nintendo DS™
• 2006 FIFA World Cup	Game Boy® Advance

Co-pub, International only and Others (not in SKU count)

• Black & White® 2: Battle of the Gods*	PC
• Half-Life® 2: Episode One**	PC
• SiN Episodes™: Emergence**	PC

*Co-Publishing Deals

**Distribution Deals

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